                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934



Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 1a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                      DIVERSIFIED SECURITY SOLUTIONS, INC.

                  (Name of Registrant as Specified in Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:

         (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

         (1) Amount previously paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing party:

         (4) Date filed:

                      DIVERSIFIED SECURITY SOLUTIONS, INC.
                               280 MIDLAND AVENUE
                         SADDLE BROOK, NEW JERSEY 07663

                              -------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 19, 2003
                              -------------------

To: The Shareholders of
DIVERSIFIED SECURITY SOLUTIONS, INC.

    NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Shareholders of DIVERSIFIED SECURITY SOLUTIONS, INC. (the 'Company'), a Delaware corporation, will be held at the offices of Milberg Weiss Bershad Hynes & Lerach LLP, One Pennsylvania Plaza, 49th Floor, New York, NY 10119, on Wednesday, November 19, 2003, at 2:30 p.m., New York time, for the following purposes:

    1. To elect five directors to serve, subject to the provisions of the By-laws, until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified;

    2. To consider and act upon a proposal to approve the selection of Demetrius & Company, L.L.C. as the Company's independent auditors for 2003 and

    3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

    The Board of Directors has fixed the close of business on October 17, 2003 as the record date for the meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournment or adjournments thereof.

                                          By Order of the Board of Directors,

                                          /s/ JAMES E. HENRY
                                          ---------------------
                                          JAMES E. HENRY
                                          Chairman of the Board

Saddle Brook, New Jersey
October 17, 2003

                                   IMPORTANT
IF YOU CANNOT PERSONALLY ATTEND THE MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES

                      DIVERSIFIED SECURITY SOLUTIONS, INC.
                               280 MIDLAND AVENUE
                         SADDLE BROOK, NEW JERSEY 07663
                   ------------------------------------------
                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 19, 2003
                   ------------------------------------------

                                                                October 17, 2003

    The enclosed proxy is solicited by the Board of Directors (the 'Board') of Diversified Security Solutions, Inc., a Delaware corporation (the 'Company'), in connection with the 2003 Annual Meeting of Shareholders to be held at the offices of Milberg Weiss Bershad Hynes & Lerach LLP, One Pennsylvania Plaza, 49th Floor, New York, NY 10119 on Wednesday, November 19, 2003, at 2:30 p.m., New York time, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

    The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

    Unless instructed to the contrary on the proxy, it is the intention of the person named in the proxy to vote the proxies:

     FOR the election as directors the nominees listed below; and

     FOR the confirmation of the selection of Demetrius & Company, L.L.C. as the Company's independent auditors for 2003.

    The Board does not know of any other matters that may be brought before the Annual Meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate director nominees. In the event that any other matter should come before the Annual Meeting or any director nominee is not available for election, the person named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

    The record date with respect to this solicitation is the close of business on October 17, 2003 and only shareholders of record at that time will be entitled to vote at the meeting. The principal executive office of the Company is 280 Midland Avenue, Saddle Brook, New Jersey 07663, and its telephone number is (201) 794-6500. The shares represented by all validly executed proxies received in time to be taken to the meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the shareholder at any time prior to its being voted. This proxy statement and the accompanying proxy were mailed to you on or about October 20, 2003.

                            QUORUM AND REQUIRED VOTE

    The number of issued and outstanding shares entitled to vote at the meeting is 5,148,881 common shares, par value $.01 per share. Each common share is entitled to one vote. The presence in person or by proxy at the Annual Meeting of the holders of a majority of such shares shall constitute a quorum. There is no cumulative voting. Assuming the presence of a quorum at the Annual Meeting:

     directors shall be elected by a plurality of the votes cast;

     the affirmative vote of a majority of the common shares present at the meeting and entitled to vote on each matter is required for the confirmation of the selection of Demetrius & Company, L.L.C., as the Company's independent auditors for 2003.

    Prior to the Annual meeting, we will select one or more inspectors of election for the meeting. Such inspector will canvas the shareholders present in person at the meeting, count their votes and count the votes represented by proxies presented. Abstentions and broker non-votes are counted as present for purposes of determining the number of shares represented at the meeting, but are deemed not to have voted on the proposal. Broker non-votes occur when a broker nominee (which has voted on one or more matters at the meeting) does not vote on one or more other matters at the meeting because it has not received instructions to so vote from the beneficial owner and does not have discretionary authority to so vote.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

    The persons named in the accompanying proxy will vote for the election of the following five persons as directors, all of whom are currently members of the Board, to hold office until the next annual meeting of shareholders and until their respective successors have been elected and qualified. Unless specified to be voted otherwise, each proxy will be voted for the nominees named below. All five nominees have consented to serve as directors if elected.

                                                                                              DIRECTOR
                   NAME                     AGE           POSITION WITH THE COMPANY            SINCE
                   ----                     ---           -------------------------            -----
James E. Henry............................  49    Chairman, Chief Executive Officer,
                                                  Treasurer and Director                        1999
Irvin F. Witcosky.........................  65    Chief Operating Officer, President,
                                                  Secretary and Director                        1999
Leroy Kirchner............................  61    Director                                      1999
Robert S. Benou...........................  69    Director                                      2001
Joseph P. Ritorto.........................  72    Director                                      2002

    James E. Henry co-founded the Company's predecessor company in 1989 and served as President, and Chief Executive Officer until December, 2001 when he was elected Chairman of the Board. Mr. Henry continues to serve as Chief Executive Officer and in October, 2003 was elected our Treasurer. Mr. Henry graduated from the University of New Hampshire with a Bachelor of Science degree in electrical engineering. In addition to his other responsibilities, Mr. Henry has continued to design, install, integrate and market security and communications systems as well as manage the Company's research and development.

    Irvin F. Witcosky co-founded the Company's predecessor company in 1989 and served as the Company's Executive Vice President and Secretary until December, 2001 when he was elected the Company's Chief Operating Officer and President. Mr. Witcosky continues to serve as Secretary. Mr. Witcosky graduated from California Polytechnic University with a Bachelor of Science degree in aeronautical engineering. In addition to his other responsibilities, Mr. Witcosky has continued to design, integrate and market security and communication systems as well as manage the Company's operations and administration.

    Leroy Kirchner has been a member of our Board since December, 1999. Since 1999, Mr. Kirchner has acted as an independent consultant to the communications industry. From May, 1999 to December 31, 2001, he also served as the Director of Distribution for NeoWorld Communications, Inc. where his responsibilities included setting up distribution networks for the resale of NeoWorld's communication equipment and services. From 1966 through 1998, he worked in various capacities for Motorola Inc., primarily in sales and marketing. From 1992 through 1998, he also served as a Vice President of Indirect Sales for a Motorola subsidiary engaged in sales of related radio equipment and systems. Mr. Kirchner holds a Bachelor of Science degree and a masters in business administration degree from Fairleigh Dickinson University.

    Robert S. Benou has been a member of our Board since June, 2001. He has been a director of Conolog Corporation since 1968 and served as its President from 1968 until May, 2001 when he was elected Conolog's Chairman and Chief Executive Officer. Mr. Benou is a graduate of Victoria College and holds a Bachelor of Science degree from Kingston College, England and a BSEE from Newark College of Engineering, in addition to industrial management courses at Newark College of Engineering.

    Joseph P. Ritorto has been a member of our Board since January 2002. Mr. Ritorto is the co-founder of First Aviation Services, Inc., which is located on Teterboro Airport, Teterboro, New Jersey and provides a variety of aviation support services. Mr. Ritorto has been an officer, in various capacities, of First Aviation Services since 1986. From 1991, until he retired in May 2001, Mr. Ritorto served as Senior Executive Vice Present and Chief Operating Officer of Silverstein Properties, Inc. In this capacity, Mr. Ritorto's responsibilities included overseeing operations and directing the lease administration of Silverstein owned and managed properties. Mr. Ritorto received a B.A. degree from St. John's College and an L.L.B. from St. John's University School of Law.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    During the year ended December 31, 2002, the Board held five meetings and acted by written consent two times. All of the directors, except Mr. Benou, attended all of these meetings. The Board has established both a compensation committee and an audit committee.

    Messrs. Ritorto, Benou and Kirchner are the members of the audit committee. The audit committee reviews with the Company's independent public accountants the scope and adequacy of the audit to be performed by them, the Company's accounting practices, procedures and policies, and all related party transactions. The audit committee has adopted an Audit Committee Charter. The audit committee met two times during 2002. The compensation committee, which did not meet during 2002, recommends to our Board the compensation to be paid to our officers and directors, administers our incentive stock option plan and approves the grant of options under the plan. Until August, 2002, Mr. Witcosky was one of the members of the audit committee. We have since appointed Mr. Ritorto in his place. Messrs. Ritorto and Kirchner are members of the compensation committee. We consider Messrs. Benou, Kirchner and Ritorto to be independent.

REPORT OF THE AUDIT COMMITTEE

    The following shall not be deemed to be 'soliciting material' or to be 'filed' with the Securities and Exchange Commission nor shall such information be incorporated by reference into any of the Company's future filing under the Securities Act of 1933 or the Securities and Exchange Act of 1934.

    The audit committee has discussed with the Company's independent auditors those matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, 'Communication with Audit Committees,' by the Auditing Standards Board of the American Institute of Certified Public Accountants.

    We have received and reviewed the written disclosures and the confirmation from the independent auditors required by Independence Standards Board No. 1, as amended, 'Independence Discussions with Audit Committees,' by the Independence Standards Board and have discussed with the auditors the auditors' independence.

    Based on the reviews and discussions referred to above, we recommended to the Board that the consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002.

                         Audit Committee:  Joseph Ritorto
                                           Leroy Kirchner
                                           Robert Benou

May 7, 2003

2002 AUDIT FIRM FEE SUMMARY

    During year ended December 31, 2002, the Company retained its principal auditor, Demetrius & Company, L.L.C., to provide services in the following category and amount:

Audit Fees................................  $75,000
All other Fees............................  $24,000

                               EXECUTIVE OFFICERS

    The Company's executive officers are:

           NAME              AGE                POSITION WITH THE COMPANY
           ----              ---                -------------------------
James E. Henry.............  49    Chairman, Chief Executive Officer, Treasurer and
                                     Director
Irvin F. Witcosky..........  65    Chief Operating Officer, President, Secretary
                                     and Director
Douglas Beck...............  42    Acting Chief Financial Officer

BACKGROUND INFORMATION ABOUT NON-DIRECTOR EXECUTIVE OFFICERS AND CERTAIN KEY EMPLOYEES

    Douglas Beck has been the Company's Acting Chief Financial Officer since October, 2003. From December 2002 until October 2003, Mr. Beck was the Company's Director of Finance. From March 2000 until December 2002, Mr. Beck served as an accounting and finance consultant to various companies. From December 1998 until March 2000, Mr. Beck worked for Andersen LLP, and from June 1987 until
December 1998, he worked for Eisner LLP as audit manager and also was as a financial consultant. Mr. Beck graduated from Fairleigh Dickinson University with a Bachelors of Science degree.

    Theodore Gjini has worked for the Company since 1988 in various capacities, including as a sales engineer and project manager. In his current position as a Vice President, he supervises the coordination of our personnel and their activities in sales and marketing, project installations and maintenance.
Mr. Gjini graduated from the New Jersey Institute of Technology with a bachelor of science degree in electrical engineering and William Paterson College with a masters in business administration.

    Emil J. Marone has worked for the Company since 1965 in various capacities, including as a hospital communication system specialist, security systems supervisor, systems engineer, and quality control specialist. In his current position as our Chief Technology Officer, he is responsible for the development of special products and testing procedures as well as quality assurance and management. He holds an Associate of Science degree from Bergen County Community College.

    Alex Pavlis has been a Vice President since April, 2002. From January, 2000 until March, 2002, Mr. Pavlis was a Vice President of Sales and Marketing at Intellisec a securities integrator. In this capacity, Mr. Pavlis was responsible for all integrated security system sales in Northern and Southern California and in Arizona. From October, 1983 to January, 2000, Mr. Pavlis was a Vice President of Sales and Marketing for UAC Security Systems where he oversaw UAC's integrated security system sales and operations department.

                             EXECUTIVE COMPENSATION

    The following table sets forth the total compensation paid to each executive officer whose compensation was in excess of $100,000 for the last three fiscal years ended December 31, 2002.

                           SUMMARY COMPENSATION TABLE

                                                                              LONG-TERM COMPENSATION
                                                                           -----------------------------
                                                                              AWARDS          PAYOUTS
                                                                           ------------     ------------
                                               ANNUAL COMPENSATION          SECURITIES       ALL OTHER
                                          ------------------------------    UNDERLYING      COMPENSATION
      NAME AND PRINCIPAL POSITION         YEAR(S)   SALARY($)   BONUS($)   OPTIONS/SARS         ($)
      ---------------------------         -------   ---------   --------   ------------         ---
James E. Henry .........................   2002      148,500                                    4,455(1)
  Chairman and Chief Executive Officer     2001      135,000       --                           2,700(1)
                                           2000      135,000     13,500                         2,700(1)

Irvin F. Witcosky ......................   2002      148,500                                    4,455(1)
  President, Chief Operating Officer and   2001      135,000       --                           2,700(1)
  Secretary                                2000      135,000     13,500                         2,700(1)

Sal Lifrieri ...........................   2002      135,000                  50,000(2)
  Executive Vice President

Louis Massad ...........................   2002      121,000                                   10,830(3)
  Vice President, Treasurer and Chief      2001      110,000       --            --             8,150(4)
  Financial Officer                        2000      110,000     11,000        9,000            6,400(5)

---------

(1) Company matching contribution under its Simple IRA Plan.

(2) Cancelled on August 13, 2003.

(3) Consist of a $7,200 auto allowance and a $3,360 company matching contribution under its Simple IRA Plan.

(4) Consists of a car allowance of $5,950 and a $2,200 company matching contribution under its Simple IRA Plan.

(5) Consists of a $4,200 car allowance and a $2,200 company matching contribution under its Simple IRA Plan.

EMPLOYMENT AND TERMINATION AGREEMENTS

    Messrs. Henry and Witcosky are serving as Chairman and Chief Executive Officer and President, Chief Operating Officer and Secretary, respectively, under employment agreements for five years which commenced January 1, 2000. These agreements provide for an initial annual compensation of $135,000, an increase of 10% in compensation as of January, 2002 and in each subsequent year of the agreements and a one-year non-competition covenant covering the security business that commences after termination of employment.

    In August 2003, Mr. Massad resigned from his position as Vice President, Treasurer and Chief Financial Officer. Mr. Massad also resigned from the Company's Board of Directors. Mr. Massad is currently assisting the Company's accounting department. Prior to his resigning as the company's Treasurer, Chief Financial Officer and Vice President, Mr. Massad had entered into a five year written employment contract with the Company which commenced
January 1, 2000. His initial annual compensation under such contract was $110,000. The agreement also provided for a 10% increase per annum as of January, 2002 and in each subsequent year of the agreement. Mr. Massad was granted an option to purchase 9,000 shares of the Company's common stock. This option was granted under the Company's Incentive Stock Option Plan and is exercisable at $5.625 per share. The option expires in December, 2009.
Mr. Massad's employment agreement has been amended and provides for a reduced salary and terminates on December 31, 2005.

    In August 2003, Mr. Lifrieri and the Company entered into an agreement, pursuant to which Mr. Lifrieri resigned as the Company's Executive Vice President. Mr. Lifrieri also resigned from the Company's Board of Directors. Pursuant to the agreement, the Company and Mr. Lifrieri entered into a Consulting Agreement with Protective Countermeasures and Consulting ('PCC'), a company owned by Mr. Lifrieri. The Consulting Agreement provides for twelve equal monthly payments to PCC in the amount of $11,455. Under the agreement, any stock options granted to Mr. Lifrieri were surrendered and are void.

Mr. Lifrieri had entered into a five year written employment contract with the Company which commenced on August 13, 2002 and has since been terminated by mutual agreement. His initial annual compensation under such contract was $135,000.

                           COMPENSATION OF DIRECTORS

    Non-employee directors are entitled to be reimbursed for their travel, lodging and other out-of-pocket expenses related to their attendance at board and committee meetings. Additional compensation for non-employee directors may be arranged for special projects.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Other than Mr. Massad, who is a member of the Board of Directors and Audit Committee of Conolog Corporation, no executive officer of the Corporation served as a member of the Board of Directors of another entity during 2002.

                             PRINCIPAL SHAREHOLDERS

    The following table sets forth, as of October 17, 2003, certain information regarding beneficial ownership of the Company's common stock by each person who is known by us to beneficially own more than 5% of our common stock. The table also identifies the stock ownership of each of our directors, each of our officers, and all directors and officers as a group. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated.

    The address for each of the named individuals is c/o Diversified Security Solutions Inc., 280 Midland Avenue, Saddle Brook, New Jersey 07663.

    Shares of common stock which an individual or group has a right to acquire within 60 days pursuant to the exercise or conversion of options are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. The applicable percentage of ownership is based on 5,148,881 shares issued and outstanding as of October 17, 2003.

                                                                             PERCENTAGE OF
                                                               NUMBER OF        COMMON
                                                                 SHARES          STOCK
                                                              BENEFICIALLY   BENEFICIALLY
        NAME, ADDRESS AND TITLE OF BENEFICIAL OWNER              OWNED           OWNED
        -------------------------------------------              -----           -----
James E. Henry, Chairman, Chief Executive Officer,
  Treasurer and Director....................................   1,425,000          27.7%
Irvin F. Witcosky, Chief Operating Officer, President,
  Secretary and Director....................................   1,425,000          27.7%
Douglas Beck, Acting Chief Financial Officer................          --            *
Leroy Kirchner, Director(1).................................       5,000            *
Robert Benou, Director(1)...................................       5,000            *
Joseph Ritorto, Director(1).................................      40,000            *
                                                               ---------         -----
All executive officers and directors as a group
  (6 persons)(2)............................................   2,900,000          56.2%

---------

*   less than 1%
(1) The amount shown for Messrs. Kirchner, Benou and Ritorto includes options to purchase 5,000 shares each of the Company's common stock at $7.95 per share.
(2) The amount shown includes currently exercisable options to purchase 15,000 shares of the Company's common stock.

                              CERTAIN TRANSACTIONS

    In the early 1990's, Messrs. Henry and Witcosky and the Company had orally agreed with Alfred Albrecht, to settle a variety of disputes. The settlement agreement was memorialized in writing in December, 1999. Under the settlement arrangements, the Company was obligated to pay an aggregate of $128,685, plus accrued interest to Mr. Albrecht at the rate of 10% per annum until December 1, 2003 in monthly installments under two promissory notes. Messrs. Henry and Witcosky were also obligors under these notes. The notes, including accrued interest, were paid by the Company in May, 2002 and have been canceled.

    Under a bank loan agreement between the Company and Hudson United Bank dated September 1, 1999, Messrs. Henry and Witcosky personally guaranteed up to $4,000,000 of the Company's bank line of credit, plus accrued interest. In December, 2001, these guarantees were terminated.

                                 PROPOSAL NO. 2

                     RATIFICATION OF SELECTION OF AUDITORS

    Our board of directors recommends the selection of Demetrius & Company, L.L.C. as independent auditors to examine our financial statements for the fiscal year ending December 31, 2003.

    Representatives of Demetrius & Company, L.L.C. are expected to be present at the annual meeting of shareholders with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                             SHAREHOLDER PROPOSALS

    Proposals by any shareholder intended to be included in the Proxy Statement for the Annual Meeting of Shareholders to be held in the year 2004 must be received at the principal executive offices of the Company on or before June 18, 2004. Proposals received after June 18, 2004, will not be voted on at the 2004 Annual Meeting.

                    ANNUAL REPORT ON FORM 10-KSB AND 10-QSB

    The Company'S 10-KSB for the year ended December 31, 2002 and its 10-QSB for the quarter ended June 30, 2003 are being mailed to shareholders together with this proxy statement.

                                          By Order of the Board of Directors,

                                          /s/ JAMES E. HENRY
                                          ---------------------
                                          JAMES E. HENRY
                                          Chairman of the Board
                                          DIVERSIFIED SECURITY SOLUTIONS, INC.

                                                                    Appendix 1


    PROXY -- ANNUAL MEETING OF SHAREHOLDERS -- WEDNESDAY, NOVEMBER 19, 2003

   The undersigned shareholder of Diversified Security Solutions, Inc. (the 'Company') hereby appoints James E. Henry the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all the common shares of the Company standing in the name of the undersigned at the close of business on October 17, 2003 at the Annual Meeting of Shareholders of the Company to be held at the offices of Milberg Weiss Bershad Hynes & Lerach LLP, One Pennsylvania Plaza, 49th Floor, New York, NY 10119 at 2:30 pm, New York time, on Wednesday, November 19, 2003, and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

PLEASE MARK BOXES [ ] OR [x] IN BLUE OR BLACK INK.

1. Election of Directors.

FOR all nominees [ ]          WITHHOLD authority only for those nominees whose       WITHHOLD authority for ALL
                               name(s) I have crossed out below [ ]                   nominees [ ]

Nominees for Directors are: Robert S. Benou, James E. Henry, Leroy Kirchner, Joseph P. Ritorto, Irvin F. Witcosky

2. Proposal to approve the selection of Demetrius & Company, L.L.C. as the Company's independent auditors for the year ending December 31, 2003.

                  FOR [ ]       AGAINST [ ]       ABSTAIN [ ]

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

 (Please fill in the reverse side and return promptly in the enclosed envelope.)

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ELECTION OF THE PROPOSED DIRECTORS AND FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

                                               [Sign, Date and Return the Proxy
                                               Card Promptly Using the Enclosed
                                               Envelope.]

                                               SIGNATURE(S) should be exactly as
                                               name or names appear on this
                                               proxy. If stock is held jointly,
                                               each holder should sign. If
                                               signing is by attorney, executor,
                                               administrator, trustee or
                                               guardian, please give full title.

                                               Dated  ................... , 2003

                                                ................................
                                                          (Signature)

                                                ................................
                                                         (Print Name)

                                                ................................
                                                          (Signature)

                                                ................................
                                                         (Print Name)